Schedule of Investments
May 31, 2026
(Unaudited)
	Interest Rate	Maturity Date	Principal Amount (000)	Value
U.S. Treasury Securities–99.57%
U.S. Treasury Inflation — Indexed Bonds–13.86%(a)
U.S. Treasury Inflation - Indexed Bonds	1.75%	01/15/2028	$10,300	$10,368,865
U.S. Treasury Inflation - Indexed Bonds	3.63%	04/15/2028	14,406	14,999,837
U.S. Treasury Inflation - Indexed Bonds	2.50%	01/15/2029	9,155	9,416,640
U.S. Treasury Inflation - Indexed Bonds	3.87%	04/15/2029	16,361	17,467,681
				52,253,023
U.S. Treasury Inflation — Indexed Notes–85.71%(a)
U.S. Treasury Inflation - Indexed Notes	0.38%	07/15/2027	20,899	20,781,711
U.S. Treasury Inflation - Indexed Notes	1.62%	10/15/2027	18,808	18,970,468
U.S. Treasury Inflation - Indexed Notes	0.50%	01/15/2028	21,856	21,567,159
U.S. Treasury Inflation - Indexed Notes	1.25%	04/15/2028	18,537	18,490,817
U.S. Treasury Inflation - Indexed Notes	0.75%	07/15/2028	20,176	19,995,408
U.S. Treasury Inflation - Indexed Notes	2.37%	10/15/2028	19,107	19,612,986
U.S. Treasury Inflation - Indexed Notes	0.88%	01/15/2029	19,958	19,693,905
U.S. Treasury Inflation - Indexed Notes	2.12%	04/15/2029	19,391	19,744,917
U.S. Treasury Inflation - Indexed Notes	0.25%	07/15/2029	21,661	20,951,813
U.S. Treasury Inflation - Indexed Notes	1.62%	10/15/2029	20,533	20,708,905
U.S. Treasury Inflation - Indexed Notes	0.13%	01/15/2030	22,211	21,169,187
U.S. Treasury Inflation - Indexed Notes	1.62%	04/15/2030	22,791	22,871,578
U.S. Treasury Inflation - Indexed Notes	0.13%	07/15/2030	22,925	21,741,096
U.S. Treasury Inflation - Indexed Notes	1.13%	10/15/2030	23,261	22,940,504
U.S. Treasury Inflation - Indexed Notes	0.13%	01/15/2031	22,988	21,550,681
U.S. Treasury Inflation - Indexed Notes	1.25%	04/15/2031	12,517	12,318,170
				323,109,305
Total U.S. Treasury Securities (Cost $373,259,330)				375,362,328
			Shares
Money Market Funds–0.86%
Invesco Government & Agency Portfolio, Institutional Class, 3.53%(b)(c)			1,128,464	1,128,464
Invesco Treasury Portfolio, Institutional Class, 3.52%(b)(c)			2,095,719	2,095,719
Total Money Market Funds (Cost $3,224,183)				3,224,183
TOTAL INVESTMENTS IN SECURITIES–100.43% (Cost $376,483,513)				378,586,511
OTHER ASSETS LESS LIABILITIES–(0.43)%				(1,613,105)
NET ASSETS–100.00%				$376,973,406
Notes to Schedule of Investments:
(a)	Principal amount of security and interest payments are adjusted for inflation.
(b)
Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the three months ended May 31, 2026.

	Value February 28, 2026	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value May 31, 2026	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$-	$5,394,716	$(4,266,252)	$-	$-	$1,128,464	$2,187
Invesco Treasury Portfolio, Institutional Class	-	10,018,758	(7,923,039)	-	-	2,095,719	4,021
Total	$-	$15,413,474	$(12,189,291)	$-	$-	$3,224,183	$6,208

(c)	The rate shown is the 7-day SEC standardized yield as of May 31, 2026.
The valuation policy and a listing of other significant accounting policies are available in the most recent shareholder report.
See accompanying notes which are an integral part of this schedule.
Invesco Short Duration Inflation Protected Fund

Notes to Quarterly Schedule of Portfolio Holdings
May 31, 2026
(Unaudited)
NOTE 1—Additional Valuation Information
Generally Accepted Accounting Principles ("GAAP") defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 — Prices are determined using quoted prices in an active market for identical assets.
Level 2 — Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others. When market movements occur after the close of the relevant foreign securities markets, foreign securities may be fair valued utilizing an independent pricing service.
Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect Invesco Advisers, Inc.’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
As of May 31, 2026, all of the securities in this Fund were valued based on Level 2 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
Invesco Short Duration Inflation Protected Fund